Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						SunTech Power

Date of Offering:				12/13/05

Principal Amount of Total Offering:		$395,700,000

Unit Price:					$15.00

Underwriting Spread or Commission:		$0.54/ Share

Dollar Amount of Purchase:			$57,000

Number of Shares Purchased:			3,800 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Credit Suisse First
Boston

Underwriting Syndicate Members:	Morgan Stanley, CLSA
Asia-Pacific Markets, &
SG Cowen

























Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Growth Opptunties Portfolio

Issuer:						Irobot Corp.

Date of Offering:				11/08/05

Principal Amount of Total Offering:		$4,300,000

Unit Price:					$24.00

Underwriting Spread or Commission:		$1.68/ Share

Dollar Amount of Purchase:			$1,500

Number of Shares Purchased:			63 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		JP Morgan Securities,
Inc.

Underwriting Syndicate Members:	Morgan Stanley , First
Albany Capital, Inc.,
Needham & Co., LLC,
Adams Harkness, Inc.






























Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Growth Opptunties Portfolio

Issuer:						IHS, Inc.

Date of Offering:				11/10/05

Principal Amount of Total Offering:		$14,520,000

Unit Price:					$16.00

Underwriting Spread or Commission:		$1.056/ Share

Dollar Amount of Purchase:			$5,900

Number of Shares Purchased:			369 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Salomon Smith Barney

Underwriting Syndicate Members:	Morgan Stanley,
Citigroup, UBS
Investment Bank,
KeyBanc Capital
Market, Piper Jaffray






























Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Growth Opptunties Portfolio

Issuer:						Adams Respiratory

Date of Offering:				12/08/05

Principal Amount of Total Offering:		$5,660,890

Unit Price:					$43.75

Underwriting Spread or Commission:		$2.188/ Share

Dollar Amount of Purchase:			$3,400

Number of Shares Purchased:			78 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Merrill Lynch & co.

Underwriting Syndicate Members:	Morgan Stanley,
Citigroup, Deutsche
Bank Securities, RBC
Capital Markets































Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Growth Opptunties Portfolio

Issuer:						SunTech Power
Holdings.

Date of Offering:				12/13/05

Principal Amount of Total Offering:		$26,380,000

Unit Price:					$15.00

Underwriting Spread or Commission:		$0.900/ Share

Dollar Amount of Purchase:			$4,100

Number of Shares Purchased:			273 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Credit Suisse First
Boston

Underwriting Syndicate Members:	Morgan Stanley, CLSA
Asia-Pacific Markets, &
SG Cowen